Exhibit 10.4

STOCK ASSIGNMENT AGREEMENT

THIS STOCK ASSIGNMENT AGREEMENT (this “Agreement”), dated as of January __, 2025 is entered into between YRQ Irrevocable Trust, a trust located at 29 Orinda Way Unit 536 Orinda, CA, 94563-6922 United States (the “Seller”), and Min Cai (the “Buyer”).

WHEREAS, Seller owns ___ shares of common stock, par value $0.001 (the “Shares”), of Collab Z Inc, a Nevada corporation (the “Company”); and

WHEREAS, Seller wishes to sell to Buyer, and Buyer wishes to purchase from Seller, the Shares, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Purchase and Sale. Subject to the terms and conditions set forth herein, at the Closing (as defined in Section 2), Seller shall sell, transfer and assign to Buyer, and Buyer shall purchase from Seller, all of Seller’s right, title and interest in and to the Shares. The aggregate purchase price for the Shares shall be $50.0 (the “Purchase Price”).

2. Closing. Subject to the terms and conditions contained in this Agreement, the purchase and sale of the Shares contemplated hereby shall take place at a closing (the “Closing”) remotely by exchange of documents and signatures (or their electronic counterparts), or at such other place or on such other date as Buyer and Seller may mutually agree upon in writing. At the Closing, Seller shall deliver to Buyer a stock certificate or certificates evidencing the Shares, free and clear of all Encumbrances (as defined herein), duly endorsed in blank or accompanied by stock powers or other instruments of transfer duly executed in blank, and Buyer shall deliver to Seller the Purchase Price by ACH or by wire transfer of immediately available funds to an account designated in writing by Seller to Buyer no later than two business days before the Closing.

3. Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer as follows:

(a) Seller is a trust duly organized, validly existing and in good standing under the laws of the State of its formation.

(b) Seller has all requisite power and authority to execute and deliver this Agreement, to carry out its obligations hereunder, and to consummate the transactions contemplated hereby. Seller has obtained all necessary approvals for the execution and delivery of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Seller and (assuming due authorization, execution and delivery by Buyer) constitutes Seller’s legal, valid and binding obligation, enforceable against Seller in accordance with its terms.

(c) The Shares have been duly authorized, are validly issued, fully paid and non-assessable, and are owned of record and beneficially by Seller, free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies and other arrangements or restrictions of any kind (“Encumbrances”). Upon consummation of the transactions contemplated by this Agreement, Buyer shall own the Shares, free and clear of all Encumbrances.

(d) The execution, delivery and performance by Seller of this Agreement do not conflict with, violate or result in the breach of, or create any Encumbrance on the Shares pursuant to, any agreement, instrument, order, judgment, decree, law or governmental regulation to which Seller is a party or is subject or by which the Shares are bound.

(e) No governmental, administrative or other third-party consents or approvals are required by or with respect to Seller in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

4. Representation and Warranties of Buyer.

(a) Buyer has all requisite power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by Buyer of this Agreement, the performance by Buyer of its obligations hereunder and the consummation by Buyer of the transactions contemplated hereby have been duly authorized by all requisite action on the part of Buyer. This Agreement has been duly executed and delivered by Buyer and (assuming due authorization, execution and delivery by Seller) this Agreement constitutes a legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms.

(b) Buyer is acquiring the Shares solely for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof. Buyer acknowledges that the Shares are not registered under the Securities Act of 1933, as amended, or any state securities laws, and that the Shares may not be transferred or sold except pursuant to the registration provisions of the Securities Act of 1933, as amended or pursuant to an applicable exemption therefrom and subject to state securities laws and regulations, as applicable.

(c) No governmental, administrative or other third party consents or approvals are required by or with respect to Buyer in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

5. Repurchase. In the event that the Company shall not have completed an initial public offering of its shares of Common Stock pursuant to a registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), on or before thirty-six (36) months from date of the Closing, then at the sole option of the Company, the Company shall repurchase the Shares from the Purchaser for the Purchase Price of such Shares.

6. Survival. All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Closing hereunder.

7. Further Assurances.w Following the Closing, each of the parties hereto shall execute and deliver such additional documents, instruments, conveyances and assurances, and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

8. Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

9. Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder (each, a “Notice”) shall be in writing and addressed to the parties at the addresses set forth on the first page of this Agreement (or to such other address that may be designated by the receiving party from time to time in accordance with this section). All Notices shall be delivered by personal delivery, nationally recognized overnight courier (with all fees pre-paid), e-mail of a PDF document (with confirmation of transmission) or certified or registered mail (in each case, return receipt requested, postage prepaid). Except as otherwise provided in this Agreement, a Notice is effective only (a) upon receipt by the receiving party, and (b) if the party giving the Notice has complied with the requirements of this Section.

10. Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

11. Successor and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party may assign any of its rights or obligations hereunder without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld or delayed.

12. Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

13. Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

14. Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

15. Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction). Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States or the courts of the State of California, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

16. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

Min Cai

By

YRQ Irrevocable Trust

By
Name:	YRQ Irrevocable Trust
Title:	Trustee

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